SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 Form 8-K


                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported) December 29,
1994




                      Registrant; State of Incorporation; IRS
Employer
Commission File NumberAddress; and Telephone Number
Identification No.

1-5532                PORTLAND GENERAL CORPORATION
93-0909442
                      (an Oregon Corporation)
                      121 SW Salmon Street
                      Portland, Oregon 97204
                      (503) 464-8820


1-5532-99             PORTLAND GENERAL ELECTRIC COMPANY
93-0256820
                      (an Oregon Corporation)
                      121 SW Salmon Street
                      Portland, Oregon 97204
                      (503) 464-8000



                     121 S.W. Salmon Street, Portland, Oregon
      97204
                      (Address of principal executive offices)
    (zip code)

               Registrant's telephone number, including area code
503-464-8820



Item 5. Other Events

        REGULATORY MATTERS


        On December 29, 1994 the Oregon Public Utility Commission
Staff (Staff)
        published its surrebuttal testimony on issues relating to phase II of
        Portland General Electric Company's (PGE) general rate case. In its testimony, Staff increased its recommendation on recovery of PGE's remaining Trojan Nuclear Plant (Trojan) investment from
80 percent to
        85.9 percent at a full rate of return.

        Hearings on Phase II, including cost of capital and Trojan issues, are scheduled to begin January 9, 1995. PGE expects an order on all rate case matters no later than March 31, 1995.  See Portland
General's and
        PGE's reports on form 10-Q for the period ended September
30, 1994 for
        background information regarding the rate request.







                                Signatures




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.







                                Portland General Corporation
                                Portland General Electric Company





January 4, 1995                 By          /s/  Joseph M. Hirko

                                                   Joseph M.
Hirko
                                                 Vice President
Finance,
                                                 Chief Financial
Officer,
                                                 Chief Accounting
Officer
                                                 and Treasurer